UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

Two World Financial Center, Building B
New York, NY 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, NY 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:                                                     February 28, 2009

Date of reporting period:                                                  February 28, 2009

ITEM 1.  REPORT TO SHAREHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

April 23, 2009

To Our Shareholders:

We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the fiscal year ended February 28, 2009.

The Net Asset Value per share (“NAV”) of the Fund decreased by 30.3% and the closing market price of the Fund (on the New York Stock Exchange) decreased 34.4% for the year after giving effect for the reinvestment of income dividends and long term distributions. The closing market price of the Fund on February 28, 2009 was $5.79 representing a discount of 10.8% to the NAV of $6.49. The net assets of the Fund totaled $137,859,502 on February 28, 2009.

The Fund’s benchmark—the Russell/Nomura Small Cap™ Index—decreased by 30.4% in United States (“U.S.”) dollar terms. The TOPIX, consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), decreased by 39.1% and the Nikkei Average Index, a price-weighted index of the 225 leading stocks on the TSE, decreased by 40.7% in U.S. dollar terms for the year ended February 28, 2009. The Japanese yen (“Yen”) appreciated by 6.2% against the U.S. dollar during the year.

During the year ended February 28, 2009, the Fund outperformed the Russell/Nomura Small Cap™ Index by 0.1%.

The Portfolio

Equity holdings represented 99.7% of the Fund’s net assets at February 28, 2009. The
Fund was diversified into 132 issues, of which 109 were TSE First Section stocks, four were TSE Second Section stocks, 13 were JASDAQ stocks and six were other smaller capitalization stocks, comprising 79.4%, 2.7%, 10.6% and 7.0%, respectively, of net assets on February 28, 2009.

Performance

In terms of the sector allocation strategy, the underweight position in the Nonferrous Metals sector and the overweight position in the Retail Trade sector produced the largest positive contributions. However, the underweight position in the Foods sector had a negative impact. All together, the sector allocation strategy results were slightly negative.

Stock attribution analysis shows that some holdings in the Information & Communication sector, such as Jupiter Telecommunications Co., Ltd. contributed to the relative performance. Stock holdings from other sectors, such as Seven Bank Ltd. and Hisamitsu Pharmaceutical Co., Ltd. also added value during the review period. Meanwhile, some holdings such as Kuraray Co., Ltd. and Yamato Industry had a negative impact on the relative performance. The accounting scandal involving Futaba Industrial Co., Ltd. caused the stock price to decline, which had a negative impact on the portfolio. However, the overall stock selection result was positive.

Market Review

The Russell/Nomura Small Cap™ Index declined by 34.7% in local currency terms during the year ended February 28, 2009. Meanwhile, the broad Japanese stock market (TOPIX) declined by 42.9% and underperformed the smaller capitalization stocks. Within the Small Cap Index, the Value Sub-Index declined by 30.0% and outperformed the Growth Sub-Index, which was down by 44.3%.

The Japanese small capitalization market moved almost in parallel with the broad Japan-ese market over the period from March to August 2008. With no end in sight to the credit market problems originating in the U.S. and amid fears of a protracted slowdown in the American economy, global stock markets including Japan succumbed to downward pressure in March.

In the second quarter of 2008, the yen steadily weakened against the U.S. dollar amid reduced expectations of further interest rate cuts by the Federal Reserve. This also helped to underpin the recovery in the Tokyo stock market. Nevertheless, the rally failed to extend through June, faltering towards the end of the second quarter due to growing concerns that the American economy could be heading for a period of low growth combined with accelerating Consumer Price Inflation (“CPI”).

The Japanese stock market continued to decline in the second half of 2008. Following the bankruptcy of Lehman Brothers, fears of systemic risk and concerns about the collapse of other financial firms shattered market sentiment. The U.S. Treasury Secretary's plan for a financial rescue package, dubbed the Troubled Asset Relief Program (“TARP”), received a broad market welcome and triggered a relief rally in mid-Sep-tember, but this was immediately reversed when the U.S. House of Representatives initially rejected the bill. Under these unstable conditions, Japanese small capitalization stocks suffered another substantial drop, but the market was relatively calm in comparison with the broad Japanese market, as most small capitalization companies operate mainly in the domestic market where the decrease in demand has been less rapid and less severe.

The market suffered a precipitous drop in Oc-tober, while the rebound in December was too small to have much impact on the earlier loss. Despite concerted official action to stabilize the financial system, the risk tolerance of investors collapsed and the market briefly plunged to a new post-bubble low in October. Massive fiscal policy measures to stimulate the economy were announced by several countries including China, yet the positive reaction from the market was not sustained for long, as investors judged that the plans were either ineffective or lacked the scale needed to lift the slowing economies.

The stock market declined once again during January and February after a short-lived rebound in December. Amid the weakening global economy, ailing western financial institutions reminded investors of the dire conditions in the financial markets by announcing massive losses for the quarter ending December 31, 2008. Meanwhile, economic stimulus policies and measures to stabilize the financial system appeared to lag behind market participants' expectations, which were seemingly heightened by the inauguration of the Obama administration in the United States. Domestic news reports of substantial losses from leading Japanese companies, such as Toyota Motor, Sony Corp., and Hitachi, were larger than consensus estimates and further undermined market sentiment. In addition, the U.S. economic stimulus package, amounting to US$787 billion, appeared to fall short of previous expectations. International investors remained net sellers of Japanese stocks, outweighing the purchases by domestic individual investors. The Yen declined from 90 Yen per U.S. dollar in January to 98 Yen at the end of

February, which supported the relative performance of export-oriented stocks.

Outlook and Future Strategy

Despite posting an annualized decrease in GDP of more than 12% for the fourth quarter of 2008, there are no immediate signs yet that the Japanese economy might be starting to bottom out.

Inevitably, this is having a severe impact on the Corporate sector. Operating profits have already been decimated during the early stages of this recession, but these operating losses are now being exacerbated as companies are forced to make charges against valuation losses on security holdings and foreign exchange translation losses on their overseas operations. Some companies will even face reductions in their deferred tax accounts. This is likely to result in damage to shareholder capital and also implies a reduction in the lower limit of the Fund's expected trading range and a lower floor level before the market begins to bottom out.

Although the Fund has seen a recent recovery in the U.S. dollar, foreign exchange conditions are still sure to have an impact on the full year earnings results of Japanese companies. Low risk tolerance has increased the pace of dollar repatriation recently, but reflationary government policies could put pressure on the U.S. dollar again soon. There are no signs of an improvement in economic conditions in Europe yet either, and the lack of policy coordination is also weighing on the regional economy and the euro. Ultimately, earnings and book value per share of the Japanese market will depend significantly on the exchange rate trends up to the year-end book closing at the end of March.

Domestic fiscal policy efforts are still clouded by the government's low approval rating and the difficulty and delays resulting from the opposition's control of the Upper House. Given Prime Minister Aso’s low ratings, the Fund expects the Liberal Democratic Party (Japan) to seek to install a new leader, possibly with the intention of calling a Lower House general election. However, in this case a supplementary budget could be rushed through just before the election.

The Fund expects the volatile market conditions to continue for a while longer. Meanwhile, the Fund thinks the decline in revenue across the Corporate sector will be at its most severe in this first quarter of 2009 and the Japanese stock markets should start to bottom out around those results announcements. Consequently, the Fund will limit risk by keeping a defensive bias in the portfolio. On the other hand, the Fund also feels there may be opportunities to increase the beta-value of the portfolio. The Fund's strategic policy of replacing outperforming stocks with those that have underperformed will continue in parallel with its focus on relative value.

We appreciate your continuing support of your Fund.

Sincerely,

/s/ Shigeru Shinohara
Shigeru Shinohara
President

BENCHMARK

The Russell/Nomura Small Cap™ Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total Market™ Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total Market™ Index. Currently, there are 1,350 securities in the Russell/Nomura Small Cap™ Index.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND CERTIFICATION

In November 2008, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS—FEBRUARY 28, 2009

KEY STATISTICS
Net Assets	$137,859,502
Net Asset Value per Share	$6.49
Closing NYSE Market Price	$5.79
Percentage Change in Net Asset Value per Share*†	(30.3%	)
Percentage Change in NYSE Market Price*†	(34.4%	)

MARKET INDICES
Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small Cap™ Index	(34.7%)	(30.4%)
TOPIX	(42.9%)	(39.1%)
Nikkei Average	(44.4%)	(40.7%)
*From March 1, 2008 through February 28, 2009.
†Reflects the percentage change in share price adjusted for reinvestment of income dividends and long term capital gain distributions.
ASSET ALLOCATION
Japanese Equities
TSE First Section Stocks	79.4%
TSE Second Section Stocks	2.7
JASDAQ Stocks	10.6
Other Smaller Capitalization Stocks	7.0
Cash and Cash Equivalents	0.5
Total Investments	100.2
Liabilities in Excess of Other Assets, Net	(0.2)
Net Assets	100.0%

INDUSTRY DIVERSIFICATION	% of Net Assets		% of Net Assets
Services	18.7	Automotive Equipment and Parts	3.4
Chemicals and Pharmaceuticals	12.2	Food Manufacturing	3.2
Banks and Finance	8.9	Real Estate and Warehouse	2.9
Miscellaneous Manufacturing	8.6	Machinery and Machine Tools	2.7
Electronics	8.0	Information and Software	1.5
Retail	6.7	Textiles and Apparel	1.3
Iron and Steel	5.7	Restaurants	1.2
Telecommunications	5.1	Electric	0.9
Wholesale	4.0	Oil and Gas	0.9
Transportation	3.8

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
	Market	% of
Security	Value	Net Assets
Jupiter Telecommunications Co, Ltd	$5,201,300	3.8
Moshi Moshi Hotline, Inc	4,254,896	3.1
Air Water Inc	3,329,059	2.4
OBIC Co, Ltd	3,017,908	2.2
Daibiru Corporation	2,752,453	2.0
Rohto Pharmaceutical Co, Ltd	2,391,532	1.7
Rakuten, Inc	2,212,667	1.6
Cawachi Limited	2,121,773	1.6
Meiko Network Japan Co, Ltd	2,087,879	1.5
Yamoto Kogyo Co, Ltd	1,985,964	1.4

JAPAN SMALLER CAPITALIZATION FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Directors of Japan Smaller Capitalization Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Japan Smaller Capitalization Fund, Inc. (the “Fund”), including the schedule of investments, as of February 28, 2009, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2009 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets, for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
April 23, 2009

SCHEDULE OF INVESTMENTS*

FEBRUARY 28, 2009

				% of
			Market	Net
	Shares	Cost	Value	Assets
EQUITY SECURITIES

Automotive Equipment and Parts
Eagle Industry Co, Ltd	270,000	$2,871,748	$778,647	0.6
Valves and mechanical seals
EXEDY Corporation	113,200	1,863,453	1,471,363	1.1
Drivetrain products
Koito Manufacturing Co, Ltd	126,000	771,302	792,453	0.6
Lighting equipments
Musashi Seimitsu Industry Co, Ltd	70,500	1,094,185	692,131	0.5
Ball joints, camshafts, and gears
Nissin Kogyo Co, Ltd	28,100	264,061	260,927	0.2
Brake systems

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2009

				% of
			Market	Net
	Shares	Cost	Value	Assets
Nittan Valve Co., Ltd.	239,900	$2,291,622	$591,255	0.4
Engine valves
Total Automotive Equipment and Parts		9,156,371	4,586,776	3.4

Banks and Finance
The Aichi Bank, Ltd.	24,300	2,312,114	1,657,524	1.2
General banking services
Aizawa Securities Co., Ltd.	57,900	503,609	71,646	0.1
Financial services
The Bank of Iwate, Ltd.	24,700	1,444,778	1,356,435	1.0
General banking services
The Hachijuni Bank, Ltd.	156,000	1,090,195	872,649	0.6
General banking services
Iwai Securities Co., Ltd.	129,700	3,200,848	878,063	0.6
Financial services
The Keiyo Bank, Ltd.	219,000	1,074,192	1,019,021	0.8
General banking services
The Mie Bank, Ltd.	410,000	2,013,200	1,245,283	0.9
General banking services
The Musashino Bank, Ltd.	66,100	2,602,063	1,967,081	1.4
Regional bank
The San-in Godo Bank, Ltd.	237,000	2,096,222	1,696,579	1.2
General banking services
Seven Bank, Ltd.	561	1,119,147	1,543,274	1.1
General banking services
Total Banks and Finance		17,456,368	12,307,555	8.9

Chemicals and Pharmaceuticals
Adeka Corporation	286,000	2,745,741	1,558,910	1.1
Resin products
Air Water Inc.	388,000	3,653,085	3,329,059	2.4
Industrial gases
Daicel Chemical Industries, Ltd.	310,000	1,270,967	1,090,556	0.8
Organic/inorganic chemicals
Hitachi Chemical Company, Ltd.	98,500	1,718,529	994,217	0.7
Semiconductor materials
Koatsu Gas Kogyo Co., Ltd.	190,000	1,086,312	761,671	0.6
High-pressured gases and chemicals
Kobayashi Pharmaceutical Co., Ltd.	17,300	540,082	573,217	0.4
Pharmaceuticals and medical equipment
Kuraray Co., Ltd.	113,000	1,236,175	841,274	0.6
Synthetic and chemical fibers
Lintec Corporation	126,600	1,957,615	1,435,797	1.0
Adhesive products

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2009

				% of
			Market	Net
	Shares	Cost	Value	Assets
Miraca Holdings Inc.	21,100	$417,179	$441,269	0.3
Medical drugs and equipment
Mitsubishi Gas Chemical Company, Inc.	262,000	1,549,332	1,042,266	0.8
Xylene and methanol producer
The Nippon Synthetic Chemical Industry Co., Ltd.	64,000	298,929	138,753	0.1
Fine chemicals
Nippon Shokubai Co., Ltd.	154,000	1,125,432	955,954	0.7
Synthetic resins
Rohto Pharmaceuticals Co., Ltd.	224,000	2,630,272	2,391,532	1.7
Pharmaceuticals manufacturer
Tosoh Corporation	700,000	1,478,820	1,073,784	0.8
Petrochemical and other chemical products
Towa Pharmaceutical Co., Ltd.	5,900	207,032	244,363	0.2
Generic medicine
Total Chemicals and Pharmaceuticals		21,915,502	16,872,622	12.2

Electric
Mirai Industry Co., Ltd.	188,300	1,338,316	1,193,905	0.9
Plastic molded electric materials

Electronics
Daishinku Corp	422,000	2,559,162	617,129	0.4
Monolithic crystal filters
Enplas Corporation	123,100	1,875,173	1,213,564	0.9
Electronic plastic products
Foster Electric Company, Limited	42,400	834,351	231,545	0.2
Speaker systems
Hamamatsu Photonics K.K.	96,100	2,780,101	1,560,636	1.1
Semiconductors
Kanaden Corporation	31,000	193,095	137,588	0.1
Components and devices
Kuroda Electric Co., Ltd.	55,500	744,386	314,435	0.2
Semiconductor devices
Minebea Co., Ltd.	385,000	2,172,498	1,330,777	1.0
Ball bearings
Sanshin Electronics Co., Ltd.	170,300	2,152,558	1,186,013	0.9
Semiconductors
Shinko Electric Industries Co., Ltd.	154,000	1,263,925	1,431,569	1.0
Semiconductor packages
Taiyo Yuden Co., Ltd.	247,000	1,928,465	1,490,310	1.1
Electronic components
Tomen Devices Corporation	58,500	1,219,157	546,802	0.4
Semiconductors

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2009

				% of
			Market	Net
	Shares	Cost	Value	Assets
Yaskawa Electric Corporation	238,000	$1,593,127	$941,924	0.7
Servomotors and industrial robots
Total Electronics		19,315,998	11,002,292	8.0

Food Manufacturing
Doutor Nichires Holdings Co., Ltd.	122,100	2,094,271	1,724,396	1.3
Coffee and restaurant chain
J-Oil Mills, Inc.	103,000	420,521	278,079	0.2
Cooking oil
Mitsui Sugar Co., Ltd.	148,000	568,517	431,355	0.3
Sugar and related products
Nippon Flour Mills Co., Ltd.	35,000	181,201	157,846	0.1
Flour
Oenon Holdings, Inc.	72,000	211,831	129,590	0.1
Rice wine and spirits
Ozeki Co., Ltd.	37,700	1,048,977	983,126	0.7
Supermarket chain
Q.P. Corporation	45,900	594,797	510,235	0.4
Various food products
Showa Sangyo Co., Ltd.	18,000	58,242	51,358	0.0
Flour
Warabeya Nichiyo Co., Ltd.	8,300	143,383	110,599	0.1
Prepared boxed lunches
Total Food Manufacturing		5,321,740	4,376,584	3.2

Information and Software
Fujitsu Business Systems, Ltd.	117,600	1,770,884	1,538,175	1.1
Business systems network
Works Applications Co., Ltd.	1,252	1,153,811	512,144	0.4
Payroll software
Total Information and Software		2,924,695	2,050,319	1.5

Iron and Steel
Hanwa Co., Ltd.	412,000	1,923,369	1,129,171	0.8
Steel imports/exports
Hitachi Metals, Ltd.	237,000	1,281,741	1,357,263	1.0
Specialty steel and metal
Neturen Co., Ltd.	249,500	2,395,976	1,518,152	1.1
Induction hardening equipment
Osaka Steel Co., Ltd.	118,900	1,891,978	1,860,377	1.4
Electric furnace steelmaker
Yamato Kogyo Co., Ltd.	95,900	4,061,451	1,985,964	1.4
Railroad related products
Total Iron and Steel		11,554,515	7,850,927	5.7

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2009

				% of
			Market	Net
	Shares	Cost	Value	Assets
Machinery and Machine Tools
Kato Works Co., Ltd.	324,000	$1,328,425	$553,336	0.4
Construction and industrial machinery
Modec, Inc.	60,400	1,063,043	699,216	0.5
Extraction machinery for marine use
NS Tool Co., Ltd.	7,300	390,403	140,349	0.1
Industrial cutting tools
O-M Ltd.	276,000	1,384,822	945,544	0.7
Automatic packaging equipment
Taiho Kogyo Co., Ltd.	164,900	1,998,108	711,641	0.5
Metal forgings
Yuken Kogyo Co., Ltd.	480,000	1,753,844	706,857	0.5
Hydraulic equipment
Total Machinery and Machine Tools		7,918,645	3,756,943	2.7

Miscellaneous Manufacturing
Chuetsu Pulp & Paper Co., Ltd.	50,000	109,104	111,980	0.1
Paper and pulp
Fujimi Incorporated	40,800	783,946	488,590	0.4
Silicon wafer polishing materials
Furuno Electric Co., Ltd.	162,200	2,172,222	711,600	0.5
Marine equipment
Hokuetsu Paper Mills, Ltd.	138,000	822,814	509,465	0.4
Paper and pulp
Japan Digital Laboratory Co., Ltd.	88,700	1,110,744	758,329	0.6
Computers for accounting and financial use
Kansai Paint Co., Ltd.	268,000	1,473,082	1,395,020	1.0
Paint
Kitz Corporation	68,000	211,491	211,402	0.1
Industrial valves
Mani, Inc.	28,500	1,270,789	1,413,560	1.0
Medical goods and equipment
Mitsubishi Paper Mills Limited	330,000	740,949	421,844	0.3
Paper and pulp
Mitsui Mining & Smelting Company, Limited	300,000	552,676	429,514	0.3
Non-ferrous metals
Nippon Paper Group, Inc.	24,800	706,723	554,155	0.4
Paper and pulp
Rengo Co., Ltd.	79,000	578,430	433,840	0.3
Corrugated and paperboard containers
Rinnai Corporation	17,000	609,905	592,831	0.4
Gas appliances
Sumitomo Osaka Cement Co., Ltd.	282,000	686,423	611,382	0.4
Cement and ultrafine particles

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2009

				% of
			Market	Net
	Shares	Cost	Value	Assets
Taiheiyo Cement Corporation	843,000	$1,301,246	$1,215,555	0.9
Cement and limestone
Tokai Rubber Industries, Ltd.	113,400	1,891,162	684,215	0.5
Rubber and plastic products
Toyo Tanso Co., Ltd.	7,300	534,410	227,693	0.2
Carbon and graphite
The Yokohama Rubber Company Limited	317,000	1,303,593	1,095,730	0.8
Rubber products
Total Miscellaneous Manufacturing		16,859,709	11,866,705	8.6

Oil and Gas
Cosmo Oil Company, Limited	317,000	841,691	888,255	0.6
Crude oil refiner and distributer
Tokai Carbon Co., Ltd.	107,000	422,735	342,496	0.3
Industrial products
Total Oil and Gas		1,264,426	1,230,751	0.9

Real Estate and Warehouse
Daibiru Corporation	364,700	3,606,251	2,752,453	2.0
Leases office buildings, apartments and hotels
Sekisui Chemical Co., Ltd.	292,000	1,926,961	1,257,166	0.9
Prefabricated residential housing
TOC Co., Ltd.	9,000	30,549	31,845	0.0
Commercial building leasing
Total Real Estate and Warehouse		5,563,761	4,041,464	2.9

Restaurants
Hiday Hidaka Corp.	175,200	1,597,444	1,712,852	1.2
Chinese restaurant chain

Retail
Cawachi Limited	127,600	3,293,514	2,121,773	1.6
Drug store chain
Cocokara Fine Holdings Inc.†	78,010	1,534,878	725,173	0.5
Drug store chain
Felissimo Corporation	79,100	1,830,600	1,240,071	0.9
Catalog shopping
Fields Corporation	261	406,650	397,699	0.3
Pinball machines
Ministop Co., Ltd.	2,300	44,938	36,575	0.0
Convenience stores
Nitori Co., Ltd.	11,350	611,556	602,408	0.4
Furniture store chain
Otsuka Kagu, Ltd.	53,800	407,012	349,369	0.3
Furniture and interior dècor

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2009

				% of
			Market	Net
	Shares	Cost	Value	Assets
Shimachu Co., Ltd.	100,700	$2,381,120	$1,570,461	1.1
Furniture store chain
Sugi Holdings Co., Ltd.	34,800	773,581	738,457	0.5
Drug store chain
Village Vanguard Co., Ltd.	227	1,724,230	680,176	0.5
Books, cd’s, videos and office supplies
Yaoko Co., Ltd.	26,100	673,963	751,358	0.6
Supermarkets
Total Retail		13,682,042	9,213,520	6.7

Services
Asahi Net, Inc.	207,000	673,205	535,573	0.4
Internet access
EPS Co., Ltd.	451	2,000,824	1,844,864	1.4
Clinical testing
Fuyo General Lease Co., Ltd.	85,300	2,451,154	1,011,021	0.7
Machinery leasing
GMO Internet, Inc.	94,900	472,519	367,818	0.3
Server rental and internet domain name registration
Kyoritsu Maintenance Co., Ltd.	58,900	1,070,462	1,023,981	0.7
Student dormitories
Meiko Network Japan Co., Ltd.	472,600	2,717,774	2,087,879	1.5
Private schools and academic tutoring
Moshi Moshi Hotline, Inc.	216,250	5,304,848	4,254,896	3.1
Marketing
NEC Networks & System Integration Corporation	156,000	1,932,895	1,383,157	1.0
Communication systems
Nippo Corporation	234,000	1,766,090	1,883,295	1.4
Heavy construction
Nissay Dowa General Insurance Company, Limited	259,000	1,455,774	1,096,549	0.8
Automobile, fire, accident, and marine insurance
OBIC Co., Ltd.	22,510	3,854,451	3,017,908	2.2
Computer system integration
Rakuten, Inc.	4,276	2,425,718	2,212,667	1.6
Manages consumer websites
Relo Holdings, Inc.	10,800	252,089	77,312	0.1
Housing maintenance
So-Net Entertainment Corporation	243	575,348	467,934	0.3
Internat service provider
Taihei Dengyo Kaisha, Ltd.	139,000	1,111,087	1,238,114	0.9
Chemical plant engineering
Toppan Forms Co., Ltd.	154,300	1,788,113	1,691,564	1.2
Business form printing

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2009
				% of
			Market	Net
	Shares	Cost	Value	Assets
Totetsu Kogyo Co., Ltd.	89,000	$571,311	$415,033	0.3
Civil engineering work
Yahoo Japan Corporation	4,027	1,535,912	1,164,220	0.8
Internet
Total Services		31,959,574	25,773,785	18.7

Telecommunications
Daimei Telecom Engineering Corp.	201,000	2,025,171	1,611,536	1.2
Wire installations and related works
Jupiter Telecommunications Co., Ltd.	6,529	5,014,216	5,201,300	3.8
Cable television broadcasting
MTI Ltd.	129	164,793	200,785	0.1
Cellular services
Total Telecommunications		7,204,180	7,013,621	5.1

Textiles and Apparel
Workman Co., Ltd.	178,600	1,944,185	1,799,059	1.3
Uniforms

Transportation
Alps Logistics Co., Ltd.	106,900	1,170,521	830,843	0.6
Trucking
Iino Kaiun Kaisha, Ltd.	218,600	1,691,761	1,191,530	0.9
Oil tankers
Kintetsu World Express Inc.	56,500	1,176,688	1,031,948	0.7
Distribution services
Nippon Express Co., Ltd.	222,000	920,029	644,761	0.5
Frieght
Senko Co., Ltd.	466,000	1,627,674	1,477,323	1.1
Trucking and warehousing
Total Transportation		6,586,673	5,176,405	3.8

Wholesale
Hitachi High-Technologies Corporation	156,200	3,077,168	1,944,014	1.4
Electronic components
Kondotec, Inc.	242,700	1,938,499	1,365,087	1.0
Construction materials
Nagase & Company, Ltd..	137,000	1,751,015	1,088,603	0.8
Dyestuff
Ryoden Trading Company, Ltd.	243,000	1,808,108	1,158,030	0.8
Electronic components
Total Wholesale		8,574,790	5,555,734	4.0
TOTAL INVESTMENTS IN EQUITY SECURITIES		$192,138,934	$137,381,819	99.7

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2009

				% of
	Principal		Market	Net
	Amount	Cost	Value	Assets
INVESTMENTS IN FOREIGN CURRENCY
Hong Kong Shanghai Bank-Tokyo
Non-interest bearing account	JPY 70,235,041	$712,721	$718,260	0.5
TOTAL INVESTMENTS IN FOREIGN CURRENCY		712,721	718,260	0.5
TOTAL INVESTMENTS		$192,851,655	$138,100,079	100.2

LIABILITIES IN EXCESS OF OTHER ASSETS, NET			(240,577)	(0.2)
NET ASSETS			$137,859,502	100.0

* The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.
† Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 28, 2009.

Japanese Yen	JPY	¥ 97.785 = $1.00

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2009

ASSETS:
Investments in securities, at market value (cost—$192,138,934)	$137,381,819
Investments in foreign currency, at market value (cost—$712,721)	718,260
Cash and cash equivalents	124,989
Receivable for investments sold	318,969
Receivable for dividends and interest, net of withholding taxes	208,671
Prepaid expenses	27,386
Total Assets	138,780,094

LIABILITIES:
Payable for investments purchased	536,950
Accrued management fee	119,266
Other accrued expenses	264,376
Total Liabilities	920,592

NET ASSETS:
Capital stock (par value of 21,242,170 shares of capital stock outstanding, authorized
100,000,000, par value $0.10 each)	2,124,217
Paid-in capital	236,536,143
Accumulated net realized loss on investments and foreign currency transactions	(45,878,903)
Unrealized net depreciation on investments and foreign exchange	(54,758,448)
Distribution in excess of net investment income	(163,507)
Net Assets	$137,859,502
Net asset value per share	$6.49

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2009

INCOME:

Dividend income (less $252,501 withholding taxes)	$3,354,653
Securities lending, net earnings	58,206
Interest income	3,684
Total Income		$3,416,543

EXPENSES:
Management fees	1,712,734
Custodian fees	262,000
Legal fees	176,875
Auditing and tax reporting fees	100,425
Directors’ fees and expenses	90,230
Shareholder reports	63,100
Annual meeting expenses	32,120
Registration fees	25,551
Miscellaneous fees	14,965
Transfer agency fees	11,140
Insurance	5,755
Total Expenses		2,494,895
INVESTMENT INCOME—NET		921,648

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized loss on investments		(31,999,764)
Net realized gain on foreign exchange		176,441
Net realized loss on investments and foreign exchange		(31,823,323)
Change in net unrealized depreciation on translation of foreign currency
and other assets and liabilities denominated in foreign currency		(7,731,959)
Change in net unrealized depreciation on investments		(22,009,502)
Net realized and unrealized loss on investments and foreign exchange		(61,564,784)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(60,643,136)

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended

	February 28, 2009	February 29, 2008
FROM INVESTMENT ACTIVITIES:
Net investment income (loss)	$921,648	$(191,704)
Net realized loss on investments	(31,999,764)	(9,013,036)
Net realized gain on foreign exchange	176,441	199,083
Change in net unrealized depreciation on investments
and foreign exchange	(29,741,461)	(40,599,490)
Decrease in net assets derived from investment activities
and net decrease in net assets	(60,643,136)	(49,605,147)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.114 and $0.0035 per shares, respectively)	(2,421,607)	(74,348)
Decrease in net assets	(2,421,607)	(74,348)

NET ASSETS:
Beginning of year	200,924,245	250,603,740
End of year (including distribution in excess net investment income
of ($163,507) and ($191,704)	$137,859,502	$200,924,245

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2009

1. Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Securities—Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions — Transactions denominated in Yen are recorded in the Fund’s records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the year. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at the end of the year. The Fund does not isolate that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Yen rates at February 28, 2009 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income and Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the first in first out basis.

Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

(d) Income Taxes — A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7% (7% effective 1/1/04 to 3/31/09) and on interest at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

At February 28, 2009, the components of accumulated earnings on a tax basis were as follows:

Accumulated capital and other
loss deferrals	$(45,782,433)
Unrealized depreciation on investments	$(55,279,045)
Undistributed ordinary income	$260,620)
Total accumulated deficit	$(100,800,858)

The tax character of distributions paid during the fiscal years ended February 28, 2009 and February 29, 2008 were as follows:

	February-09	February-08
Ordinary Income	$2,421,607	$74,318
Capital Gains	$0	$0

In accordance with U.S. Treasury regulations, the Fund has elected to defer $8,955,608 of net realized capital losses arising after October 31, 2008. Such losses are treated for tax purposes as arising on March 1, 2009. The Fund has a capital loss carry-foward as of February 28, 2009 of $36,826,825, of which

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

 $8,728,309 expires on February 28, 2016 and $28,098,516 expires on February 28, 2017.

(e) Capital Account Reclassification — For the year ended February 28, 2009, the Fund’s accumulated net investment loss was decreased by $1,336,452 and the accumulated net realized loss was increased by $1,336,452. These differences were primarily due to the result of the reclassification of foreign currency gains and the tax treatment of passive foreign investment companies.

(f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), to act as investment adviser  for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, .90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, .80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, .70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, .60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and ..50% of the Fund’s average weekly net assets in excess of $425 million. Under the Management Agreement, the Fund accrued fees to the Manager of $1,712,734 for the year ended February 28, 2009. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $789,096 for the year ended February 28, 2009. At February 28, 2009, the fee payable to the Manager, by the Fund, was $119,266.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) earned $4,983 in commissions on the execution of portfolio security transactions for the year ended February 28, 2009. The Fund pays each Director not affiliated with the Manager an annual fee of $10,000 plus $1,000 per meeting attended, together with such Director’s actual expenses related to attendance at meetings. Mr. Barker, who has been designated by the Directors not affiliated with the Manager to serve as Lead Director, is paid an additional annual fee of $5,000. Such fees and expenses for unaffiliated Directors aggregated $90,230 for the year ended February 28, 2009.

3. Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended February 28, 2009 were $132,176,820 and $132,429,966, respectively.

As of February 28, 2009, net unrealized depreciation on investments, exclusive of investments in foreign currency, for Federal income tax purposes was $55,277,712, of which $1,636,618 related to appreciated securities and $56,914,330 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies of $712,721, at February 28, 2009 for Federal income tax purposes was $192,659,531.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

4. Rights Offering

The Fund issued to its shareholders of record as of the close of business on November 21, 2005 transferable Rights to subscribe for up to an aggregate of 5,282,128 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held (“Primary Subscription”). During December 2005, the Fund issued a total of 5,282,128 shares of Common Stock on exercise of such Rights at the subscription price of $13.98 per share, compared to a net asset value per share of $15.09 and a market value per share of $15.51. A sales load of 3.75% was included in the subscription price. Offering costs of approximately $650,000 and the sales load were charged directly against the proceeds of the Rights Offering.

5. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of Feb-ruary 28, 2009.

		Other
	Investments in	Financial
Level	Securities	Instruments
Level 1	$137,381,819	$-0-
Level 2	-0-	-0-
Level 3	-0-	-0-
Total	$137,381,819	$0-

6. Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended February 28, 2005-2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the year.

	For the Year Ended
	February 28,	February 29,	February 28,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.46	$11.80	$15.24	$11.59	$9.40
Net investment income (loss)@	0.04	(0.01)	(0.03)	(0.05)	(0.06)
Net realized and unrealized gain (loss)
on investments and foreign currency	(2.90)	(2.33)	(1.75)	4.14	2.25
Total from investment operations	(2.86)	(2.34)	(1.78)	4.09	2.19
Distributions from net investment income	(0.11)	0.00	0.00	0.00	0.00
Distributions from net capital gains	0.00	0.00	(1.66)	0.00	0.00
Fund Share Transactions:
Dilutive effect of Rights Offering*	—	—	—	(0.22)	—
Offering costs charged to paid-in capital in
excess of par	—	—	—	(0.22)	—
Total Fund share transactions	—	—	—	(0.44)	—
Net asset value, end of year	$6.49	$9.46	$11.80	$15.24	$11.59
Market value, end of year	$5.79	$8.97	$12.98	$15.75	$12.20
Total investment return†	(34.4%)	(30.9%)	(6.4%)	29.1%	13.1%
Ratio to average net assets/supplemental data:
Net assets, end of year (in 000)	$137,860	$200,924	$250,604	$322,025	$183,717
Operating expenses	1.42%	1.31%	1.32%	1.32%	1.54%
Net investment income	0.52%	(0.08%)	(0.19%)	(0.37%)	(0.57%)
Portfolio turnover	76%	51%	86%	81%	86%

†
Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.

@	Based on average shares outstanding.
*	Decrease is due to the Rights Offering (see note 4).

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2008 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Securities International, Inc. at Two World Financial Center, Building B, New York, New York on November 13, 2008. The purpose of the meeting was (1) to elect two Class II Directors to serve for a term to expire in 2011 and (2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

At the meeting, Shigeru Shinohara and Chor Weng Tan received a majority of the votes cast for the election of a director. Accordingly, they were elected to serve until 2011 and until their successors are elected and qualified. The results of the voting at the Annual Meeting were as follows:

1. To elect the Fund’s Class II Directors:

		% of		% of
	Shares Voted	Outstanding	Shares Voted	Outstanding
	For	Shares	Withhold Authority	Shares

Chor Weng Tan	15,637,190	78.2	973,038	4.6
Shigeru Shinohara	15,636,189	78.2	974,040	4.6

INTERESTED DIRECTOR

Set out below is biographical and other information relating to a Director who is an “interested person,” as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen**	Other Public Directorships Held by the Director
Shigeru Shinohara (47)* c/o Nomura Asset Management U.S.A. Inc. Two World Financial Center, Building B New York, New York 10281	Class II Director	President and Director since June 2007
President of Nomura Asset Management U.S.A. Inc. since 2007; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.
				2 registered investment companies consisting of 2 portfolios	None

*
Mr. Shinohara is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with Nomura Asset Management Co., Ltd. (“NAM”) and its affiliates. Mr. Shinohara is a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser.

**	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

JAPAN SMALLER CAPITALIZATION FUND, INC.
INDEPENDENT DIRECTORS

Set forth below is biographical and other information concerning each of the Fund’s directors who are not “interested persons” of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

William G. Barker, Jr. (76) 111 Parsonage Road Greenwich, Connecticut 06830	Class I Director	Director since 1993	Retired.	2 registered investment companies consisting of 2 portfolios	None

Rodney A. Buck (61) 1857 West County Road Calais, VT 05648	Class III Director	Director since 2006
Owner, Buck Capital Management (private investment management firm) since 2005; Executive Vice President and Chief Investment Officer, National Life Group (insurance holding company) from 2000 to 2005; Chief Executive Officer, Sentinel Advisors Company (investment advisor) from 1996 to 2005.
				2 registered investment companies consisting of 2 portfolios	None

David B. Chemidlin (52) 67 Glen Eagle Drive Watchung, NJ 07069	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	2 registered investment companies consisting of 2 portfolios	None

Chor Weng Tan (73) 6245 Paseo Privado Carlsbad, California 92009	Class II Director	Director since 1990	Retired.	2 registered investment companies consisting of 2 portfolios	None

*	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

Committees and Directors’ meetings. The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and are “independent” as defined in the New York Stock Exchange listing standards. Currently, Messrs. Barker, Buck, Chemidlin, and Tan are members of these Committees. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

JAPAN SMALLER CAPITALIZATION FUND, INC.

During the fiscal year ended February 28, 2009, the Board of Directors held seven meetings, the Audit Committee held four meetings and the Nominating Committee held two meetings. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

Officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years

Shigeru Shinohara (47)	President and Class II Director	President since 2007
President of Nomura Asset Management U.S.A. Inc. since 2007; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura  Funds Research and Technologies Co., Ltd.

Kenneth L. Munt (62)	Vice President	Vice President since 2001	Managing Director and Secretary of NAM-U.S.A. since 1999.

Hiroyuki Nakano (39)	Vice President	Vice President since 2008
Managing Director and Chief Administrative Officer of NAM-U.S.A. since 2008; Senior Marketing Executive of NAM from 2005 to 2008; Senior Marketing Executive of Nomura Securities Co., Ltd. from 2003 to 2005.

Rita Chopra-Brathwaite (40)	Treasurer	Treasurer since 2002	Senior Vice President of NAM-U.S.A. since 2007; Vice President of NAM-U.S.A. from 2001 to 2007.

Neil Daniele (48)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005	Managing Director and Chief Compliance Officer of NAM-U.S.A. since 2007; Senior Vice President of NAM-USA from 2002 to 2007.

*	The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
**	Elected by and serves at the pleasure of the Board of Directors.

JAPAN SMALLER CAPITALIZATION FUND, INC.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE (Unaudited)

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (‘‘NAV’’). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund’s shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund. As a “country fund” emphasizing a smaller capitalization segment of the market, the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believes that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives. The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

TAX INFORMATION (Unaudited)

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for their fiscal year ended February 28, 2009 is $252,501. The foreign source income for information reporting purposes is $3,607,154.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2010.

JAPAN SMALLER CAPITALIZATION FUND, INC.

DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 28, 2009, the Fund issued no new shares for dividend reinvestment purposes.

Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all shareholders’ accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

BOARD OF DIRECTORS
William G. Barker, Jr.
Rodney A. Buck
David B. Chemidlin
Shigeru Shinohara
Chor Weng Tan

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Hiroyuki Nakano, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12,1-Chome, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43078
Providence, RI 02940-3078

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC. TWO WORLD FINANCIAL CENTER, BUILDING B NEW YORK, NEW YORK 10281

This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the  Report.

JAPAN
Smaller Capitalization
Fund, Inc.

ANNUAL REPORT

FEBRUARY 28, 2009

ITEM 2.  CODE OF ETHICS

______________________________________________________________________________
(a)
As of February 28, 2009, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)
There were no amendments during the fiscal year ended February 28, 2009 to a provision of the code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)	Not applicable.
(e)	Not applicable.
(f)	A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B.Chemidlin, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.  This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Audit Fees for the Registrant were $74,500 and $71,400 for the fiscal years ended 2/28/09 and 2/29/08, respectively.

(b) Audit-Related Fees. Audit-Related Fees for the Registrant were $8,000 and $10,000 for the fiscal years ended 2/28/09 and 2/29/08, respectively.  These amounts represent procedures performed in connection with the review of the Registrant’s semi-annual reports.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 2/28/09 and 2/29/08 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 2/28/09 and 2/29/08, respectively.

(c) Tax Fees. Tax Fees for the Registrant were $11,950 and $9,900 for the fiscal years ended 2/28/09 and 2/29/08, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning rendered by E&Y to the Registrant.

There were no other fees billed for tax services by E&Y to service affiliates for the fiscal years ended 2/28/09 and 2/29/08, respectively, that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no fees billed for any other non-audit services rendered by E&Y to service affiliates for the fiscal years ended 2/28/09 and 2/29/08, respectively, that required pre-approval by the Audit Committee.

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to pre-approve all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to pre-approve non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e) (2) Not Applicable.

(f)  Not Applicable.

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant ("Service Affiliates") were $2.0 million and $2.8 million for the fiscal years ended 3/31/08 and 3/31/07, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by the E&Y to service affiliates.

(h) Yes.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended.  Currently, Messrs. William G. Barker, Rodney A. Buck, David B. Chemidlin, and Chor Weng Tan are members of the Audit Committee.

(b)           Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of 2/28/09 are included in the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR   CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant has delegated proxy voting responsibilities to its investment adviser, subject to the Board of Directors’ general oversight.  The investment adviser has adopted its own Policy and Process on Corporate Governance and Proxy Voting for this purpose.  The Policy and Process is set forth below.

Proxy Voting Policy

NOMURA ASSET MANAGEMENT

NOMURA ASSET MANAGEMENT CO., LTD.
NOMURA ASSET MANAGEMENT U.S.A. INC.
NOMURA ASSET MANAGEMENT U.K. LIMITED
NOMURA ASSET MANAGEMENT SINGAPORE LIMITED
NOMURA ASSET MANAGEMENT HONG KONG LIMITED

May 2005

I.	Basic Policy for Proxy Voting

This Proxy Voting Policy has been adopted by NOMURA ASSET MANAGEMENT Co., Ltd. and its investment advisory subsidiaries.* These companies are hereinafter collectively referred to as “NOMURA ASSET MANAGEMENT”.  The overall objective of NOMURA ASSET MANAGEMENT is to increase the value of its clients’ investments. We recognize that to establish the power to influence management through voting rights is an effective way to achieve such an objective. NOMURA ASSET MANAGEMENT believes the proxy voting right is an important financial asset that must be managed with the same care and diligence as any other client asset.  We exercise proxy voting decisions solely in the best long-term interests of our clients. When we acquire a company’s equity securities, we believe that they are a good investment. We will not acquire equity securities simply to obtain control of an issuer.

*	(NOMURA ASSET MANAGEMENT Hong Kong Limited, NOMURA ASSET MANAGEMENT Singapore Limited, NOMURA ASSET MANAGEMENT U.K. Limited and NOMURA ASSET MANAGEMENT U.S.A. Inc.)

II.	Proxy Voting Guidelines

NOMURA ASSET MANAGEMENT closely examines the voting agendas of a company in the cases listed below.  Where we believe that a specific agenda item is not in shareholders’ interests, NOMURA ASSET MANAGEMENT shall decide either to vote against, or to abstain from voting, on the item.

(1)
Where it is found that the company violated the law or otherwise engaged in antisocial activity. However, NOMURA ASSET MANAGEMENT shall not exercise the proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	Where the auditor’s opinion on the company is qualified (for Japanese equity securities).
(3)	Where the company’s disclosure is determined to be inadequate, and therefore, deemed harmful to the shareholders’ interests.
(4)	Where the company continuously reports sluggish business performance, poor investment returns and management’s efforts for improvement are found inadequate.
(5)	Where the company accumulates a large amount of financial assets, which are not effectively used nor distributed to the shareholders adequately.
(6)	Where the company’s business and financial strategies are deemed to harm shareholders’ interests.
(7)	Where the composition and size of the company’s board of directors or the composition of its statutory auditors are deemed inadequate, and likely to harm the shareholders’ interest.
(8)	Shareholder proposals.
(9)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which are likely to harm shareholders’ interest.

III.	Positions on Specific Issues

(1)	Election of Directors

NOMURA ASSET MANAGEMENT votes on the candidates nominated by the issuer’s management when it is determined that such candidates would best serve our clients’ best interests.

The size of the board should be adequate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is ascertained, or if the company is found to have engaged in any antisocial activity or any activity that would harm shareholder value, NOMURA ASSET MANAGEMENT will carefully weigh the qualification of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for election of outside directors, provided that we take into consideration such elements as the competence and experience of the candidates for the outside director.

With respect to proposals  that call for a staggering of the terms of the directors, when it is determined that such a change would harm the effectiveness of corporate governance, we would oppose such a proposal.

Because outside directors of companies that have adopted the committee system play an especially essential role in each of the three committees - nomination, compensation and audit - special consideration should be paid to the directors’ qualifications, such as independence. Companies have transferred the decision-making for many important matters, such as disposition of profits, from  shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of the director for the office should be judged upon careful review of the assessment of the board of directors.

(2)	Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and to function adequately for that purpose.
Where the company has engaged in a certain antisocial or illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will form a negative opinion on the reelection of such auditor.

It is desirable to ensure that the outside auditors are independent of management. It is undesirable to have the audit committee composed of outside auditors who all lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3)	Executive Compensation

NOMURA ASSET MANAGEMENT votes for management compensation plans  that in its view, are reasonable, especially equity-based compensation plans which are linked to the long-term interest of the company’s shareholders. However, we vote against plans that are inconsistent with or inequitable compared to the company’s overall financial condition or that would substantially dilute the interests of shareholders.

When a company’s antisocial activities are found, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine its adequacy.

(4)	Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its amount, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.

(5)	Capital Policy

①	Distribution policy

In deciding on the distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to check whether it is an adequate means for the sake of the company’s long-term capital structure.

②	Change in authorized shares

An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. NOMURA ASSET MANAGEMENT will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals will be dealt with on a case-by-case basis.

③	Issuance of preferred and other classes of shares

NOMURA ASSET MANAGEMENT will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, it may thwart an increase in shareholders’ value.

(6)	Corporate Restructurings

①	Mergers, acquisitions and other corporate restructurings
NOMURA ASSET MANAGEMENT reviews all proposals for mergers, acquisitions and other forms of corporate restructurings on a case-by-case basis by evaluating the financial impact on our clients.

②	Anti-takeover measures
NOMURA ASSET MANAGEMENT will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures can depress the company’s market value.

However, we may vote for proposals based on individual analysis only when they are found primarily intended to protect shareholder value rather than the management itself.

(7)	Corporate and Social Responsibility

The management of a company is responsible for the firm’s day-to-day business activities. Rather than rendering a judgment on specific social or political matters, NOMURA ASSET MANAGEMENT will, in principle, honor the management’s business judgment on such matters. However, NOMURA ASSET MANAGEMENT may decide to vote on such social or political matters on a case-by-case basis when such matters may have an impact on investment return. In making judgments on such proposals, we pay close attention to individual circumstances in each country.

IV.       Conflicts of Interest

In exercising voting rights, there may arise conflicts of interest (for example, NOMURA ASSET MANAGEMENT may have a business relationship with an issuer whose securities are held in client portfolios. and over which we have proxy voting discretion).

When such a conflict of interest arises, NOMURA ASSET MANAGEMENT shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by third-party proxy voting service vendors. We recognize a necessity of such recommendations by these vendors only when NOMURA ASSET MANAGEMENT generates from its business relationship with an issuer amounts to more than 1 percent of the total revenue of NOMURA ASSET MANAGEMENT, and when the proposal to be voted on may provide an undue enrichment to the director, officer, or another affiliate of such issuer. Where the revenue from a business relationship with the issuer is more than 0.5 percent of the total revenue of NOMURA ASSET MANAGEMENT, we will closely examine the proposal to see whether there is any potential conflict of interest.

With respect to shares of Nomura Holdings, Inc. that are held in client portfolios, we shall seek advice from third-party proxy voting service vendors.

***************

Principles on Corporate Governance of Portfolio Companies

Purpose of the Principles

1.
For a company to manage its business operations with due consideration for shareholders’ interests and steady long-term earnings, it is crucial the company’s corporate governance functions adequately. As an investment manager, NOMURA ASSET MANAGEMENT has established basic corporate governance principles (described below) that it looks for in portfolio companies.  We monitor the business operations of companies in which we invest to ensure consistency with these principles. We believe that companies that follow these principles operate their businesses with autonomy in a way that enhances shareholders’ interests/value in the long term. On the other hand, where no continued expansion of shareholder value is recognized in a company, or where the company’s business performance or investment return has been sluggish, we will seek to promote investors’ (beneficiaries’) interests by demanding the company take corrective measures.

Ideal Form of Corporate Governance

2.	We believe the following are ideal forms of corporate governance to serve long-term shareholders’ interests:

①	The board consists of an adequate number of directors qualified for rendering proper business judgment and functioning effectively.
②	The statutory auditors are qualified to audit the activities and functions performed by directors on behalf of shareholders.
③	Where the board of directors has designated committees of the board to carry out specific functions, each committee shall consist of qualified members and operate with independence.
④	Executives’ compensation is well balanced with long-term investment return reflecting improved shareholders’ value and appropriate management incentives.
⑤	The corporate governance system is in place to ensure sufficient internal control in terms of compliance and internal auditing.

Accountability through Disclosure

3.
We will request companies to maintain their accountability through timely and proper public disclosure in order for us to monitor their corporate governance. We will demand full disclosure and explanation as well as corrective measurements taken with respect to any illegal or antisocial activity if any.

Dialogue with Companies

4.	NOMURA ASSET MANAGEMENT, as an investment manager, will step up its dialogue with companies regarding their corporate governance efforts.

Exercise of the Voting Rights

5.
NOMURA ASSET MANAGEMENT will vote proxies on behalf of its clients in a manner consistent with the corporate governance principles stated above and seek that companies manage their business operations with due consideration for shareholders’ long-term interests.

*********************

Organizational Structure and Decision-Making Process regarding the Exercise of Proxy Voting Rights

                                                The Proxy Voting Committee
                                        May 2005

I.	Organizational Structure regarding the Exercise of Proxy Voting Rights

The Proxy Voting Committee at NOMURA ASSET MANAGEMENT is primarily responsible for final determinations on the exercise of proxy voting rights. The day-to-day operational activities relating to the exercise of proxy voting rights are performed at the departments designated within NOMURA ASSET MANAGEMENT.

The exercise of proxy voting rights with respect to the equity securities held by the discretionary investment accounts managed by NOMURA ASSET MANAGEMENT’s overseas affiliates shall be instructed through such affiliates.

①	Proxy Voting Committee

The Proxy Voting Committee is composed of members selected by its chairman, who is appointed by the board of directors at NOMURA ASSET MANAGEMENT’s headquarters.  The Proxy Voting Committee makes the final determinations on the exercise of proxy voting rights.

The Proxy Voting Committee shall review the agenda items for voting in accordance with the “Proxy Voting Guidelines” and decide to vote for or against, or abstain from voting on, each item.

A meeting of the Proxy Voting Committee may be held whenever necessary. The Corporate Research Department at NOMURA ASSET MANAGEMENT’s headquarters serves as its office. The process and results of the review of each agenda item shall be reported to the Management Committee or the Board of Directors of NOMURA ASSET MANAGEMENT’s headquarters, as the case maybe.

②	Fund Operation Department

The Fund Operation Department has the primary responsibility for handling proxy voting instructions with respect to equity securities held by the discretionary investment accounts and Japanese investment trusts managed by NOMURA ASSET MANAGEMENT’s headquarters. The Department also provides necessary support to NOMURA ASSET MANAGEMENT’s overseas affiliates in their handling of proxy voting instructions.

The Fund Operation Department shall forward all notices of shareholders meetings with respect to Japanese equities received from the trust banks to the Corporate Research Department of NOMURA ASSET MANAGEMENT’s headquarters. The agenda items in these notices shall be reviewed by the Corporate Research Department or the Proxy Voting Committee, and the Fund Operation Department shall instruct the trust banks to exercise the proxy voting rights in accordance with their determinations. The agenda items, for which determinations have not yet been made, shall be monitored by the Fund Operation Department until the return date for the proxy voting. Records regarding proxy voting instructions and notices of shareholders meetings shall be maintained for six years.

The Fund Operation Department shall forward the notices of shareholders meetings with respect to non-Japanese equities received from the trust banks to the Corporate Research Department. This, however, is not the case when the proxy materials are made available through information sources. The Fund Operation Department shall instruct the trust banks to exercise the proxy voting rights in accordance with the determinations made by the Corporate Research Department based on the reviews and recommendations of the overseas affiliates. When necessary, the Fund Operation Department shall instruct the trust banks to exercise the proxy voting rights in accordance with the determinations made by the Proxy Voting Committee. Records regarding proxy voting instructions shall be maintained for six years.

③	Operation Departments at Overseas Affiliates

The operation department of each overseas affiliate (“Overseas Operation Department”) handles proxy voting instructions in accordance with the discretionary investment agreements entered into with its clients in its territory.

The Overseas Operation Department shall also provide necessary support to NOMURA ASSET MANAGEMENT’s headquarters or other overseas affiliates in handling proxy voting instructions.

The Overseas Operation Department, after receiving notices of shareholder meetings and other proxy materials from the custodian, shall forward such notices and materials, when necessary, to the department in charge at NOMURA ASSET MANAGEMENT’s headquarters or other relevant overseas affiliates. This, however, is not the case when notices of shareholders meetings and other proxy materials are made available to NOMURA ASSET MANAGEMENT’s headquarters or other overseas affiliates through information sources. After having the agenda items reviewed by NOMURA ASSET MANAGEMENT’s headquarters or other relevant overseas affiliates, the Overseas Operation Department shall instruct the custodian to exercise the proxy voting rights.

Records regarding proxy voting instructions shall be maintained for six years.

④	Corporate Research Department

The Corporate Research Department, as an office of the Proxy Voting Committee, plays an important role in reviewing the agenda items for voting.

For Japanese Equity Issuers, the Corporate Research Department shall evaluate the agenda items forwarded from the Fund Operation Department, and refer a specific agenda item to the Proxy Voting Committee for deliberation, if necessary. The Corporate Research Department shall communicate the determinations made at the meeting of the Proxy Voting Committee to the Fund Operation Department by the return date for voting, and shall keep the minutes of the Proxy Voting Committee meeting. The Corporate Research Department shall maintain written records regarding such proxy voting determinations for six years.

The Corporate Research Department also provides information on the exercise of proxy voting rights with respect to Japanese issuers whose equity securities are held in the accounts managed by NOMURA ASSET MANAGEMENT’s overseas affiliates.

For non-Japanese issuers whose equity securities are held in Japanese investment trusts and discretionary investment accounts managed by NOMURA ASSET MANAGEMENT’s headquarters, the Corporate Research Department shall handle the determinations to vote for or against the agenda items. Further, the Corporate Research Department shall forward the proxy materials received from the Fund Operation Department or made available through information sources to the relevant overseas affiliate that is engaged primarily in researching the issuer in question. However, this is not the case when proxy materials are made available through information sources at the overseas affiliates. For the investment trusts or accounts where  investment management is delegated to third party investment advisers, the Corporate Research Department may consult with such investment advisers when necessary. The person in charge of the exercise of proxy voting rights at the Corporate Research Department makes a determination whether to vote “for” or “against” based on the recommendations of overseas affiliates or the investment advisers. The Corporate Research Department may refer a specific agenda item to the Proxy Voting Committee for further deliberation if necessary.

The Corporate Research Department shall maintain, for six years, written records regarding notices of shareholders meetings and proxy voting determinations with respect to all agenda items evaluated for voting.

⑤	Investment Department at Overseas Affiliate

The investment department of each overseas affiliate ("Overseas Investment Department") shall provide to the Corporate Research Department with its recommendations to vote for or against on the agenda items regarding non-Japanese issuers of equity securities in its region, which it has received from NOMURA ASSET MANAGEMENT’s headquarters.

NOMURA ASSET MANAGEMENT U.K. Limited is responsible for recommendations on proxy voting with respect to the European issuers, NOMURA ASSET MANAGEMENT U.S.A. Inc. is responsible for recommendations on proxy voting with respect to the North and South American issuers, and

NOMURA ASSET MANAGEMENT Singapore Limited is responsible for Asian equity proxy voting recommendations with respect to the Asian issuers. The three Overseas Investment Departments scrutinize and evaluate agenda items from the viewpoint of their fiduciary duties, by utilizing third-party proxy voting service providers (e.g., Institutional Shareholder Services (ISS)). The record of grounds for determinations and notices of shareholders meeting or proxy materials evaluated for voting shall be maintained for six years.

The Overseas Investment Department shall also provide its recommendations on proxy voting regarding non-Japanese issuers of equity securities to other overseas affiliates that manage the discretionary accounts which invest in such securities.  The Overseas Operation Department of the overseas affiliate managing such accounts sends proxy voting instructions to the custodian based on the recommendations by the Overseas Investment Department of the relevant overseas affiliate that is responsible for such recommendations. The relevant overseas affiliate shall be responsible for final determinations on proxy voting in accordance with the process described above.

II.	Proxy Voting Process for Japanese Equities

NOMURA ASSET MANAGEMENT follows the proxy voting decision-making process described below for Japanese equities:

1.	The Fund Operation Department records all of the notices of shareholders meetings received with respect to the issues held, and forwards the notices to the Corporate Research Department.

2.
The Corporate Research Department individually evaluates all of the notices of shareholders meetings in accordance with the proxy voting guidelines set forth in the Proxy Voting Policy. If no issue is found, the Corporate Research Department shall tell the Fund Operation Department to instruct the trust banks to vote for the agenda items. If any issue is found, the Corporate Research Department shall refer the agenda items in question to the Proxy Voting Committee.

3.	The Proxy Voting Committee shall evaluate the agenda items referred from the

Corporate Research Department based on the Proxy Voting Guidelines, and determine whether to vote for or against, or abstain from voting. The Proxy Voting Committee shall communicate its determinations to the Fund Operation Department.

4.	The agenda items reviewed by the Proxy Voting Committee shall be reported to NOMURA ASSET MANAGEMENT’s Management Committee or Board of Directors.

5.
For Japanese issuers whose equity securities are held in overseas affiliates’ discretionary investment accounts, the Overseas Operation Departments shall obtain the information on the exercise of the proxy voting right, and forward to the Corporate Research Department if necessary. The Corporate Research Department shall provide the information necessary for the exercise of proxy voting rights to Overseas Operation Departments.

III.        Proxy Voting Process for Non-Japanese Equities

NOMURA ASSET MANAGEMENT follows the proxy voting decision-making process described below for non-Japanese equities:

1.
NOMURA ASSET MANAGEMENT shall instruct to vote for or against, or abstain from voting, in principle, with respect to all issues held in the discretionary accounts we manage, upon the consent of the clients and taking into consideration the stable cash-flows of such accounts, where the investment management agreements with the clients authorize us to do so.

2.
NOMURA ASSET MANAGEMENT shall instruct, in principle, exercise of the proxy voting rights with respect to the issues held in Japanese investment trusts. However, we may not instruct exercise of the proxy voting rights in the country or market, taking into consideration the frequent cash-flows of such trusts, where such exercise of the proxy voting rights would impose any restriction on disposition of such issues during the proxy voting period. Also, NOMURA ASSET MANAGEMENT, in instructing proxy voting, shall consider costs and benefits associated therewith. For that purpose, the Proxy Voting Committee shall set the screening criteria and determine the “Watch List” for non-Japanese equities, and exercise the voting rights, in principle, only for companies on the “Watch

List”.

3.
The Fund Operation Department shall forward proxy materials received from the trust banks to the Corporate Research Department. This, however, is not the case where proxy materials are made available through information sources. Where the custodian has not sent proxy materials, but the exercise of proxy voting rights is possible, the Corporate Research Department may seek information through informational sources.

4.
The Corporate Research Department shall forward the proxy materials to the relevant overseas affiliates or investment advisers which are researching the issuer in question and seek their recommendations on the agenda items. When the proxy materials are available at overseas affiliates or investment advisers through information sources, it may seek recommendations without forwarding the proxy materials.

5.
Each overseas affiliate or investment adviser shall review and examine the proxy materials from the viewpoint of their fiduciary duties, and provide recommendations to the Corporate Research Department.

6.
The Corporate Research Department, based on recommendations received from the overseas affiliates or investment advisers, shall instruct the exercise of the proxy voting rights through the Fund Operation Department. When necessary, the Corporate Research Department may refer specific agenda items to the Proxy Voting Committee for its deliberation. The Proxy Voting Committee shall closely review the agenda items in accordance with the Proxy Voting Guidelines. If the Proxy Voting Committee believes the agenda items referred to are not in the shareholders’ interests, it shall determine either to vote against or to abstain from voting on such agenda items, and instruct exercise of the proxy voting rights accordingly through the Fund Operation Department.

7.	The conclusions reached at the Proxy Voting Committee shall be reported to NOMURA ASSET MANAGEMENT’s Management Committee or Board of Directors.

8.	For non-Japanese issuers whose equity securities are held in overseas affiliates’ discretionary investment accounts, the Overseas Operation

Department of an overseas affiliate shall obtain the proxy materials of the issuers of non-Japanese equities held in their discretionary account and instruct the custodian based on the recommendations made by the other relevant overseas affiliate. Final determinations at the overseas affiliate will be made in the same process as mentioned above.

IV.       The Screening Criteria for The Exercise of Proxy Voting Rights

In order to facilitate the proxy voting process with respect to Non-Japanese issues held in the Japanese investment trust, NOMURA ASSET MANAGEMENT shall set forth the screening criteria and, based on such criteria, prepare the “Non-Japanese Companies Watch List.”

Non-Japanese Companies Watch List

A non-Japanese company shall be placed on the Watch List if:

(1)
The company, which meets the following quantitative screening criteria due to its noticeably poor business performance and investment return, shall be listed on the Watch List taking into consideration the impact NOMURA ASSET MANAGEMENT’s exercise of proxy voting rights would have on their management.

①
Investment return has been below the sector index return (i.e., an index based upon the MSCI’s 10 sectors) by 40 percent for the past three consecutive years (on an EPS basis). If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;

②
Investment return has been below the sector return index (i.e., an index based upon the MSCI’s 10 sectors) by more than 70 percent for the past three consecutive years. If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;

③	NOMURA ASSET MANAGEMENT holds more than one percent of all the outstanding shares of a certain issuer.

(2)
The Corporate Research Department shall send the Watch List that has been prepared by the aforementioned quantitative screening to the overseas affiliates and other relevant departments. Each overseas affiliate shall review the companies on the Watch List, in accordance with the Proxy Voting Guidelines, and may remove a company from the Watch List if it reasonably believes that its inclusion on the list is not warranted. On the other hand, if a company’s performance appears inadequate in the light of the Proxy Voting Guidelines and it is not yet included in the list, then the company shall be added to the Watch List.

(3)
General Managers of the Corporate Research Department are responsible for making the final determinations regarding the addition or deletion of certain companies to and from the Watch List, and approve the Watch List for non-Japanese companies. The Corporate Research Department shall maintain all records regarding such determinations

(4)	The Watch List generally shall be up-dated on a semi-annual basis.

Screening criteria shall be reviewed when necessary, and any changes to the criteria must be approved by the Proxy Voting Committee.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

_________________________________________
(a) (1) As of February 28, 2009, Takeshi Ebihara is the Registrant's portfolio manager (the "Portfolio Manager") and has served as such since April 2004. The Portfolio Manager is a CMA (Chartered Member of the Security Analysts Association of Japan) and Senior Portfolio Manager of the investment adviser of the Registrant. The Portfolio Manager has been with the investment adviser of the Registrant since 1997 as a portfolio manager and analyst. The Portfolio Manager is primarily responsible for the day-to-day portfolio management for the Registrant. The Portfolio Manager oversees investment decisions and activities and reviews research analysis.

      (2) As of February 28, 2009, the Portfolio Manager was primarily responsible for the day-to-day portfolio management for the Registrant, for one other pooled investment vehicle that is not a registered investment company under the 1940 Act (with total assets of 5.51 billion yen as of March 31, 2009) and for 9 other accounts (with total assets of 28.51 billion yen as of March 31, 2009). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

      (3) The Portfolio Manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the Portfolio Manager's compensation is applied across all accounts managed by the Portfolio Manager. Generally, the Portfolio Manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the Portfolio Manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the Portfolio Manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid semi-annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the Portfolio Manager's accounts, measured on a pre-tax basis for rolling three-year periods against the Russell / Nomura Small Cap Index. The quantitative scoring for purposes of the bonus comprises 60 percent of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the Portfolio Manager's contribution to the Registrant's investment adviser. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation.

(4) As of February 28, 2009, the Portfolio Manager did not own beneficially any securities issued by the Registrant.

(b) Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable

(b)	Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

The Nominating Committee will consider potential director candidates recommended by Registrant shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Registrant or the Registrant's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Registrant shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the Securities and Exchange Act of 1934, as amended ("1934 Act"). Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant's Secretary.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board. In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Registrant and to protect the interests of Registrant shareholders; (iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to and attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner. There have been no changes since January 1, 2006 to the procedures by which the Registrant's shareholders may recommend nominees to the Registrant's Nominating Committee.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1)	Code of Ethics.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES
________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Shigeru Shinohara
Shigeru Shinohara, President
(Principal Executive Officer)

Date: May 8, 20009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
Rita Chopra-Brathwaite, Treasurer
(Principal Financial Officer)

Date: May 8, 20009